10.27

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR IF SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

              SERIES E CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

Warrant No.  PE-3                                     Number of Shares 1,300,000

                      INTELLIGENT REASONING SYSTEMS, INC.,

                            Void after March 1, 2005

      1. Issuance. This Warrant is issued to Leader Technologies LTD. by Intelligent Reasoning Systems, Inc., a Texas corporation (hereinafter with its successors called the "Company").

      2. Purchase Price: Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant the "Holder"), commencing on the date hereof is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 100 Michaelangelo Way, Building E-900, Austin Texas 78728, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $1.20, 1,300,000 fully paid and nonassessable shares of Series E Convertible Preferred Stock par value $0.001 per share, of the Company (the "Series E Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

      3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof as determined in good faith by the Board of Directors of the Company (the "Board" or (iv)by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

      4. [Reserved]


                                       1.

      5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Series E Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

      7. Expiration Date. This Warrant shall expire and be void at the earlier of (i) the close of business on March 1, 2005 and (ii) the closing of a Qualified Offering (as defined in Section 14).

      8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Series E Preferred Stock and Common Stock, par value $0.001 per share (the "Common Stock"), free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series E Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof

      9. Stock Dividends. If the Company shall subdivide the Series E Preferred Stock, by split-up or otherwise or combine the Series E Preferred Stock, or issue additional shares of Series E Preferred Stock in payment of a stock dividend on the Series E Preferred Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

      10. Mergers and Reclassifications. If there shall be any reclassification, capital reorganization or change of the Series E Preferred Stock (other than as a result of a subdivision combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Series E Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization change, consolidation, merger sale or conveyance by a holder of the number of shares of Series E Preferred Stock which might have been purchased by the

Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance (or, if there are no holders of Series E Preferred Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series E Preferred Stock receivable upon such exercise), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

      11. Fractional Shares. In no event shall any fractional share of Series E Preferred Stock be issued upon any exercise of this Warrant. If upon exercise of this Warrant as an entirety, the Holder would, except as provided in this
Section 11, be entitled to receive a fractional share of Series E Preferred Stock then the Company shall issue the next higher number of full shares of Series E Preferred Stock, issuing a full share with respect to such fractional share.

      12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate executed by the Company's President setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13. Notices of Record Date, Etc. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

            (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

      14. Qualified Offering: For purposes of this Warrant, a Qualified Offering shall mean the Company's first underwritten public offering of its Common Stock registered under the Securities Act of 1933, as amended, (excluding any registration relating solely to an employee benefit plan of the Company) (i) at a public offering price (prior to underwriters commissions and expenses) per share of Common Stock (appropriately adjusted for subdivisions and combinations of the Common Stock and dividends on the Common Stock payable in shares of Common Stock) equal to or exceeding $3.00 per share and (ii) the aggregate dollar amount (before deduction for underwriters commissions and expenses relating to the issuance) of which offering equals or exceeds $20,000,000.

      15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holder of the Warrant. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

      16. Warrant Register; Transfers, Etc,

            A. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

            B. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or al1 of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Series E Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i)in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as Leader Technologies LTD is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

      17. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      18. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas.

      19. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      20. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Texas, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      21. [Reserved]

      22. Warrant Holder Not Deemed Shareholder. The Holder, as such, shall not be entitled to vote or to receive dividends or be deemed the holder of shares that may at any time be issuable upon the exercise of this Warrant for any purpose whosoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise, or to receive notice of meetings, or to receive dividends or subscriptions rights) until such holder shall have been issued the shares upon exercise of this Warrant in accordance with the provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized offices dated as of March 1, 2000.

                                        INTELLIGENT REASONING SYSTEMS, INC. BY


                                        By: /s/ Jon R. Hopper
                                            ------------------------------------
                                            Jon R. Hopper
                                            President

                                  Subscription

To: ______________________________      Date: __________________________________

      The undersigned hereby subscribes for _______ shares of Series E Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Name for Registration

                                        ________________________________________
                                        Mailing Address

                            Net Issue Election Notice

To: ______________________________      Date: __________________________________

         The undersigned hereby elects under Section 4 to surrender the right to purchase ___ shares of Series E Preferred Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Name for Registration

                                        ________________________________________
                                        Mailing Address

                                   Assignment

For value received _________________________________ hereby sells, assigns and transfers unto _________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address of Assignee

________________________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint _______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:____________________________


                                        ________________________________________
                                        Signature

In the Presence of:


__________________________________